SPDR® S&P MIDCAP 400® ETF TRUST

(the “Trust”)

(A Unit Investment Trust)

Supplement dated April 28, 2017

to the Trust’s Prospectus dated January 20, 2017

Effective May 1, 2017 (the “Effective Date”), State Street Global Markets, LLC, the marketing agent to the Trust, will be renamed State Street Global Advisors Funds Distributors, LLC.

Accordingly, as of the Effective Date, all references in the Prospectus to State Street Global Markets, LLC and SSGM are hereby deleted and replaced with State Street Global Advisors Funds Distributors, LLC and SSGA FD, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE